SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                 AMENDMENT NO. 1

                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 1996


                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)



            1-10699                              22-2405746
   (Commission File Number)             (IRS Employer Identification No.)


               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                    (Address of principal executive offices)



                                 (201) 236-2630
              (Registrant's telephone number, including area code)



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Item 7.  Exhibits

       99.3   Purchase Agreement dated September 10, 1996
       99.4   Registration Rights Agreement dated September 13, 1996

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                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             HUBCO, INC.



Dated:  September 23, 1996                  By: /S/ D. LYNN VAN BORKULO-NUZZO
                                                ------------------------------
                                                D. Lynn Van Borkulo-Nuzzo,
                                                Executive Vice President


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                          INDEX TO EXHIBITS


       99.3   Purchase Agreement dated September 10, 1996
       99.4   Registration Rights Agreement dated September 13, 1996